As filed with the Securities and Exchange Commission on November 19, 2001

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2001

CV THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-21643 (Commission File No.)	45-1570294 (I.R.S. Employer Identification No.)

3172 Porter Drive
Palo Alto, California 94304
(Address of Principal Executive Offices including Zip Code)

(650) 812-0585
(Registrant’s Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

ITEM 5. OTHER EVENTS

     On November 14, 2001, the Registrant publicly disseminated a press release announcing that its Phase III CARISA (Combination Assessment of Ranolazine In Stable Angina ) trial of ranolazine met its primary efficacy endpoint. With patients on a background anti-anginal therapy, ranolazine statistically significantly (p=0.012) increased patients’ symptom-limited exercise duration at trough drug concentrations compared to placebo. Ranolazine represents one of a new class of drugs called pFOX inhibitors for the potential treatment of chronic angina, the attacks of cardiac pain that afflict more than six million people in the United States. The Registrant presented the CARISA results on November 14, 2001 at the late breaking clinical trials session of American Heart Association’s Scientific Sessions 2001.

     On November 12, 2001, the Registrant publicly disseminated a press release announcing the presentation at the 2001 Scientific Sessions of the American Heart Association of results from a retrospective analysis comparing the pro-arrhythmic effects of adenosine and CVT-510, a selective A(1) adenosine receptor agonist, which indicate that after termination of paroxysmal supraventricular tachycardia, a type of atrial arrhythmia, with either adenosine or CVT-510, the use of CVT-510 was associated with fewer abnormal ventricular beats and fewer post-arrhythmia pauses, or skipped heartbeats.

     On November 19, 2001, the Registrant publicly disseminated a press release announcing that in an open-label, dose-ranging Phase II clinical trial in patients with atrial fibrillation or flutter, CVT-510 consistently reduced heart rate from baseline (p<0.05) without decreasing blood pressure. As a result, the Registrant is embarking on a broad Phase IIb development program aimed at defining an optimized dosage regimen in patients with this complex cardiac disease.

     The foregoing descriptions are qualified in their entirety by reference to the Registrant’s Press Releases dated November 14, 2001, November 12, 2001 and November 19, 2001, copies of which are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively.

     This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties. These statements relate to future events or the Registrant’s future clinical or product development or financial performance, including statements as to the Registrant’s development programs, commercialization efforts, and potential products, including ranolazine and CVT-510. In some cases, these forward-looking statements can be identified by terminology such as “may”, “will”, “should”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “potential” or “continue” or the negative of those terms and other comparable terminology. If one or more of these risks or uncertainties materialize, or if any underlying assumptions prove incorrect, the Registrant’s actual results, performance or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements. The Registrant’s actual results may differ materially from the results discussed in the forward-looking statements. Factors that might cause such a difference include, but are not limited to, early stage of development, the timing of clinical trials, the dependence on collaborative and licensing agreements, and other risks detailed from time to time in the Registrant’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2000.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits.

99.1	Registrant’s Press Release dated November 14, 2001.
99.2	Registrant’s Press Release dated November 12, 2001.
99.3	Registrant’s Press Release dated November 19, 2001.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CV THERAPEUTICS, INC.

By:	/s/ DANIEL K. SPIEGELMAN

Daniel K. Spiegelman Senior Vice President and Chief Financial Officer (Principal financial and accounting officer)

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	Registrant’s Press Release dated November 14, 2001.
99.2	Registrant’s Press Release dated November 12, 2001.
99.3	Registrant’s Press Release dated November 19, 2001.